UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 18, 2000

                           Commission File No. 0-25357


                               TRAVELNOW.COM INC.
                 ----------------------------------------------
                 (Name of Small Business Issuer in its Charter)


           Delaware                                      59-3391244
------------------------------              ------------------------------------
(State or other jurisdiction                (I.R.S. Employer Identification No.)
Incorporation or organization)



         318 Park Central East - Suite 418, Springfield, Missouri 65806
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (417) 864-3600
                ------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

On December 18, 2000, certain of TravelNow.com Inc.'s ("TravelNow") officers, members of its Board of Directors and two employees, who hold approximately 40% of TravelNow's outstanding common stock, signed an agreement providing that, until at least April 30, 2001, they will not vote in favor of or dispose of their common stock in any transaction not approved by the Board of Directors of the Company. On December 18, 2000, TravelNow issued a press release announcing the agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


ITEM 7. EXHIBIT.

99.1 Press Release regarding an agreement between the officers and directors of TravelNow dated December 18, 2000



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRAVELNOW.COM INC.


Date: December 19, 2000                   By: /s/ H. Whit Ehrler
-----------------------                   ----------------------
                                          Name: H. Whit Ehrler
                                          Title: Vice President & CFO